Exhibit 99.1
                                                                    ------------


Name and Address of Reporting Person:                Leslie H. Wexner
                                                     c/o Limited Brands, Inc.
                                                     Three Limited Parkway
                                                     Columbus, OH  43216

Issuer Name and Ticker or Trading Symbol:            Limited Brands, Inc. (LTD)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                     5/4/2005


                                   Amount of
                                  Securities
                                  Beneficially
                                     Owned                 Ownership
                                   Following                 Form:
                                   Reported               Direct (D) or        Nature of Indirect
 Title of Security               Transaction(s)           Indirect (I)         Beneficial Ownership
 -----------------               --------------           ------------         --------------------
Common Stock                      15,000,000                  I  (3)            Foxcote One

Common Stock                      10,083,878                  D/I  (2)          (2)

Common Stock                       9,327,638                  I  (3)            H.R.E.I. Trust

Common Stock                       5,000,000                  I  (4)            Foxcote Two

Common Stock                       4,756,940                  D/I  (1)          (1)

Common Stock                       4,892,608                  I  (3)            Wexner Personal Holdings
                                                                                Corporation

Common Stock                       3,300,568                  I  (3)            Trust 600

Common Stock                       1,255,074  (5)             I  (3)            Held in The Limited, Inc.
                                                                                Savings and Retirement Plan for
                                                                                Leslie H. Wexner's account

Common Stock                         400,000                  I  (4)            Abigail S. Koppel Grantor Trust


See Notes on next page.

Name and Address of Reporting Person:                Leslie H. Wexner
                                                     c/o Limited Brands, Inc.
                                                     Three Limited Parkway
                                                     Columbus, OH  43216

Issuer Name and Ticker or Trading Symbol:            Limited Brands, Inc. (LTD)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                     5/4/2005


Notes:
------

(1) Owned by Abigail S. Wexner ("Mrs. Wexner") directly. Owned by Leslie H. Wexner ("Mr. Wexner") indirectly, through Mrs. Wexner.

(2) Owned by Mr. Wexner directly. Owned by Mrs. Wexner indirectly, through Mr. Wexner.

(3) Owned by Mr. Wexner indirectly. Owned by Mrs. Wexner indirectly, through Mr. Wexner.

(4) Owned by Mrs. Wexner indirectly. Owned by Mr. Wexner indirectly, through Mrs. Wexner.

(5) Based on account balance as of March 31, 2005. The Savings and Retirement Plan is a "qualified plan" within the meaning of Rule 16b-3.

Mr. Wexner and Mrs. Wexner disclaim beneficial ownership of all indirectly owned securities reported on this Form in excess of their respective pecuniary interests therein.



                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                                 Abigail S. Wexner

Address of Joint Filer:                              c/o Limited Brands, Inc.
                                                     Three Limited Parkway
                                                     Columbus, OH  43216

Relationship of Joint Filer to Issuer:               Director

Issuer Name and Ticker or Trading Symbol:            Limited Brands, Inc. (LTD)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                     5/4/2005

Designated Filer:                                    Leslie H. Wexner

Signature:

Abigail S. Wexner
-----------------------
Abigail S. Wexner


May 6, 2005
Date